                                                                    EXHIBIT 10.3

                        SECURITY AGREEMENT AND MORTGAGE -
                             TRADEMARKS AND PATENTS

            AGREEMENT made this 22nd day of August, 1996 (this "Agreement") among Recreation Vehicle Products, Inc., a Delaware corporation (the "Borrower"), having an office at 3050 N. St. Francis, Wichita, Kansas 67219, and each subsidiary of the Borrower which enters into this Agreement after the date hereof pursuant to Section 6.12 of the Credit Agreement referred to below (the "Subsidiary Debtors"; the Subsidiary Debtors and the Borrower are each sometimes referred to herein as a "Debtor" and collectively as the "Debtors"), and The Chase Manhattan Bank, a New York banking corporation, having an office at 633 Third Avenue, New York, New York 10017, as agent (referred to herein as the "Secured Party") for (i) the lenders (the "Lenders") named in Schedules 2.01(a) and 2.01(b) of the Credit Agreement dated as of August 22, 1996 among the Borrower, the Guarantors at any time party thereto, the Lenders and the Secured Party (as amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement") and (ii) for itself as issuer of the Letters of Credit and party to the Rate Agreements.

            A. On the date hereof, each of the Debtors has adopted or been assigned the respective Trademarks (as hereinafter defined), described directly below its name in Schedule A annexed hereto and made a part hereof.

            B. On the date hereof, each of the Debtors is the owner and holder or assignee of the respective Patents (as hereinafter defined) set forth directly below its name listed on Schedule B hereto.

            C. The Secured Party and the Lenders have agreed to extend Loans and certain other financial accommodations including, without limitation, the issuance of Letters of Credit to the Borrower pursuant to, and subject to the terms and conditions of, the Credit Agreement. In addition, The Chase Manhattan Bank has agreed to extend certain financial accommodations to the Borrower pursuant to the Rate Agreements. The obligation of the Lenders to extend such Loans and of the Secured Party to issue Letters of Credit under the Credit Agreement and of The Chase Manhattan Bank to extend such financial accommodations under the Rate Agreements is conditioned on the execution and delivery by the Debtor of a security agreement in the form hereof to secure the following (the "Secured Obligations"): (i) all Obligations (such Obligations to include, without limitation, the due and punctual payment and performance of (a) all obligations at any time and from time to time under the Rate Agreements, (b) the principal of and interest on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (c) Indebtedness at any time and from time to time under the Letters of Credit, (d) all obligations of the Debtors at any time and from time to time under this Agreement and (e) all other obligations of the Borrower and the Debtors at any time and from time to time under the Credit Agreement and the other Loan Documents) and (ii) all obligations of Holdings at any time and from time to time under the Holdings Guarantee.

            NOW, THEREFORE, IT IS AGREED that, as security for the full and prompt payment and performance of the Secured Obligations, the Debtors hereby mortgage to the Secured Party for its own benefit and the benefit of the Lenders, and grant to the Secured Party a security interest in, all of its right, title and interest in and to (i) each of its Trademarks (as hereinafter defined), and the goodwill of the business symbolized by each of its Trademarks, all of its customer lists and other records relating to the distribution of products bearing its Trademarks; (ii) each of its Patents (as herein after defined); and (iii) any and all proceeds of the foregoing, including, without limitation, any of its claims against third parties for infringement of the Trademarks or the Patents (collectively, the "Collateral").

            1. Definitions of Terms Used Herein. Terms defined in the Credit Agreement and not otherwise defined herein, shall have the meaning set forth in the Credit Agreement. As used in this Agreement, unless the context otherwise requires:

                  "Patents" shall mean (i) all letters patent of the United States or Canada or any other country, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office, the Canadian Patent Office or in any similar office or agency of the United States or Canada, any State or Province thereof, as applicable, or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by the Debtors, including, but not limited to, those described in Schedule B annexed hereto and made a part hereof,
(ii) all reissues, continuations, continuations-in-part, extensions or divisionals thereof and (iii) all licenses thereof; in each case, excluding (x) any such property and/or rights in countries other than the United States or Canada in which the grant of a security interest or mortgage would invalidate such property or rights and (y) Canadian Patent No. 4,146,250 (Stabilizer Unit for Parked Vehicle).

                  "Trademarks" shall mean (i) all trademarks, trade names, trade styles, service marks, prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office, the Canadian Trade-marks Office or in any similar office or agency of the United States or Canada, any State or Province thereof, as applicable, or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by the Debtors, including, but not limited to, those described in Schedule A annexed hereto and made a part hereof, together with the goodwill of the business relating thereto, (ii) all reissues, extensions or renewals thereof and
(iii) all licenses thereof; in each case, excluding any such property and/or rights in countries other than the United States or Canada in which the grant of a security interest or mortgage would invalidate such property or rights.


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

            2. Representations, Warranties and Covenants. Each Debtor hereby represents, warrants, covenants and agrees as follows:

            (a) It owns in its own name, or is the assignee of, each of its respective Trademarks shown under its name on Schedule A hereto (except with respect to those Trademarks for which it has delivered documents evidencing a name change to its current name to the Secured Party, such documents to be in form and substance satisfactory to the Secured Party) for the goods and services covered by the registrations thereof and such registrations are subsisting and in full force and effect.

            (b) It will perform all acts and execute all documents, including, except without limitation, assignments for security in form suitable for filing with the United States Patent and Trademark Office, substantially in the forms of Exhibits 1 and 2 hereof, respectively, or such other form as may reasonably be required by the Secured Party at any time to evidence, perfect, maintain, record and enforce the Secured Party's interest in the Collateral in the United States and Canada or otherwise in furtherance of the provisions of this Agreement, and it hereby authorizes the Secured Party to execute and file one or more financing statements (and similar documents) or copies thereof or of this Security Agreement with respect to the Collateral in the United States and Canada signed only by the Secured Party.

            (c) Except to the extent that the Secured Party, upon prior written notice by such Debtor, shall consent, it (either itself or through licensees) will continue to use the Trademarks material to its business on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademarks in full force free from any claim of abandonment for nonuse and it will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark could reasonably be expected to become invalidated.

            (d) It owns in its own name, or is the assignee of, each of its respective Patents shown under its name on Schedule B hereto (except with respect to those Patents for which it has delivered documents evidencing a name change to its current name to the Secured Party, such documents to be in form and substance satisfactory to the Secured Party) and the registrations thereof are subsisting and in full force and effect. None of the Patents has been abandoned, and, except to the extent that the Secured Party, upon prior written notice by such Debtor, shall consent, it will not do any act, or knowingly omit to do any act, whereby the Patents may become abandoned and shall notify the Secured Party promptly if it knows of any reason or has reason to know that any application or registration may become abandoned.

            (e) It shall be obligated to, upon demand, pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts or agents which the Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the


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

Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder, or (iv) the failure of any representation or warranty of such Debtor hereunder to be true and correct in all material respects or the failure by such Debtor to perform or observe any of the provisions hereof. In addition, it indemnifies and holds the Secured Party and the Lenders harmless from and against any and all liability incurred by the Secured Party or the Lenders hereunder or in connection herewith, unless such liability shall be due to the gross negligence or willful misconduct of the Secured Party or the Lenders, as the case may be. Any such amounts payable as provided hereunder or thereunder shall be additional Secured Obligations secured hereby and by the other Security Documents.

            (f) In no event shall any Debtor, either itself or through any agent, employee, licensee or designee, (i) file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office, the Canadian Patent Office, the Canadian Trade-marks Office or any similar office or agency of the United States or Canada, any State or Province thereof, as applicable, any other country or any political subdivision thereof or (ii) file any assignment of any patent or trademark, which such Debtor may acquire from a third party, with the United States Patent and Trademark Office, the Canadian Patent Office, the Canadian Trade-marks Office or any similar office or agency of the United States, any State or Province thereof, as applicable, any other country or any political subdivision thereof, unless such Debtor shall, promptly upon such filing, notify the Secured Party thereof, and, upon request of the Secured Party, execute and deliver any and all agreements, instruments, documents and papers as the Secured Party may reasonably request to evidence the Secured Party's security interest in such Patent or Trademark and the goodwill and general intangibles of such Debtor relating thereto or represented thereby (provided, that nothing in this Agreement shall require any Debtor to file or record any documents, agreements or instruments in any jurisdiction outside the United States or Canada), and each Debtor hereby constitutes the Secured Party its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Secured Obligations are paid in full.

            (g) It has the right and power to make the assignment and to grant the security interest herein granted; and the Collateral is not now, and at all times hereafter will not be, subject to any liens, mortgages, assignments, security interests or en cumbrances of any nature whatsoever, except in favor of the Secured Party or with respect to which a release in form and substance satisfactory to the Secured Party has been delivered to the Secured Party, and to its best knowledge, none of the Collateral is subject to any other claim.

            (h) Except to the extent permitted under the Credit Agreement, it will not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive or non-exclusive license, or otherwise dispose of any of the Collateral, and nothing in this Agreement shall be deemed a consent by the Secured Party to any such action except as expressly permitted herein.

            (i) As of the date hereof, none of the Debtors nor any affiliate or subsidiary thereof owns any Patents or Trademarks or has any Patents or Trademarks registered in, or the subject of pending applications in, the United States Patent and Trademark Office, the Canadian Patent Office, the Canadian Trade-marks Office or any similar office or agency of the United States or Canada, any State or Province thereof, as applicable, any other country or any political subdivision thereof, other than those described in Schedules A and B hereto.

            (j) It will take all necessary steps in any proceeding before the United States Patent and Trademark Office, the Canadian Patent Office, the Canadian Trademarks Office or any similar office or agency of the United States or Canada, any State or Province thereof, any other country or any political subdivision thereof, to maintain each application and registration of the Trademarks and Patents material to its business, including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings (except to the extent that dedication, abandonment or invalidation is permitted under paragraphs 2(c) and 2(d) hereof).

            (k) It assumes all responsibility and liability arising from its use of its Trademarks, and it hereby indemnifies and holds the Secured Party harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys' fees) arising out of any alleged defect in any product manufactured, promoted or sold by it (or any affiliate or subsidiary thereof) in connection with any of its Trademark or out of the manufacture, promotion, labeling, sale or advertisement of any such product by it (or any affiliate or subsidiary thereof). It agrees that the Secured Party does not assume, and shall have no responsibility for, the payment of any sums due or to become due under any agreement or contract included in the Collateral or the performance of any obligations to be performed under or with respect to any such agreement or contract by it, and it hereby agrees to indemnify and hold the Secured Party harmless with respect to any and all claims by any person relating thereto.

            (l) The Secured Party may, in its sole discretion, pay any amount or do any act either required of any Debtor hereunder or reasonably requested by the Secured Party hereunder to preserve, defend, protect, maintain, record or enforce such Debtor's obligations contained herein, the Secured Obligations, the Collateral, or the right, title and interest granted Secured Party herein, and which such Debtor fails to do or pay, and any such payment shall be deemed an advance by the Secured Party to such Debtor and shall be payable on demand together with interest at the highest rate then payable on the Secured Obligations.

            (m) It agrees that if it, learns of any use by any person of any term or design as a trademark or a trade name likely to cause confusion with any Trademark, it shall promptly notify Secured Party of such use and, shall take such actions, at its own expense, as are necessary, in its commercially reasonable business judgment exercised in good faith, for the protection of such Trademarks and the Secured Party's interest in and to such Trademarks.


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

            (n) All licenses of its Trademarks and Patents which it has granted to third parties are set forth in Schedule C hereto.

            3. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, in addition to all other rights and remedies of the Secured Party, whether under law, the Credit Agreement or otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively or concurrently, without (except as provided herein) notice to, or consent by, any Debtor, the Secured Party shall have the following rights and remedies: (a) no Debtor shall make any further use of the Patents or the Trademarks or any mark similar thereto for any purpose; (b) the Secured Party may, at any time and from time to time, upon 10 days' prior notice to the applicable Debtor, license, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any of the Patents or Trademarks, throughout the world for such term or terms, on such conditions, and in such manner, as the Secured Party shall in its sole discretion determine; (c) the Secured Party may (without assuming any obligations or liability thereunder), at any time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of the applicable Debtor in, to and under any one or more license agreements with respect to the Collateral, and take or refrain from taking any action under any thereof, and each Debtor hereby releases the Secured Party from, and agrees to hold the Secured Party free and harmless from and against any claims arising out of, any action taken or omitted to be taken with respect to any such license agreement (other than any claims to the extent that they result from the gross negligence or willful misconduct of the Secured Party); (d) the Secured Party may, at any time and from time to time, upon 10 days' prior notice to the applicable Debtor, assign, sell, or otherwise dispose of, the Collateral or any of it, either with or without special or other conditions or stipulations, with power to buy the Collateral or any part of it, and with power also to execute assurances, and do all other acts and things for completing the assignment, sale or disposition which the Secured Party shall, in its sole discretion, deem appropriate or proper; and (e) in addition to the foregoing, in order to implement the assignment, sale or other disposal of any of the Collateral pursuant to subparagraph 3(d) hereof, the Secured Party may, at any time, pursuant to the authority granted in the Powers of Attorney described in paragraph 4 hereof (such authority becoming effective on the occurrence or continuation as hereinabove provided of an Event of Default), execute and deliver on behalf of the applicable Debtor, one or more instruments of assignment of the Patents or Trademarks (or any application or registration thereof), in form suitable for filing, recording or registration in any country. Each Debtor agrees to pay when due all reasonable costs incurred in any such transfer of its Patents or Trademarks, including any taxes, fees and reasonable attorneys' fees, and all such costs shall be added to the Secured Obligations. The Secured Party may apply the proceeds actually received from any such license, assignment, sale or other disposition to the reasonable costs and expenses thereof, including, without limitation, reasonable attorneys' fees and all legal, travel and other expenses which may be incurred by the Secured Party, and then to the Secured Obligations, in such order as to principal or interest as the Secured Party may desire; and the applicable Debtor shall remain liable and will pay the Secured Party on demand any deficiency remaining, together with interest thereon at a rate equal to the highest rate then payable on the Secured Obligations and the balance of any expenses unpaid. Nothing herein contain ed shall be construed as requiring the Secured Party to take any such action at any time. In the event of any such license, assignment, sale or other disposition of the Collateral, or any of it, after the occurrence or continuation as hereinabove provided of an Event of Default, the applicable Debtor shall supply its know-how and expertise relating to the manufacture and sale of the products bearing or in connection with the Trademarks or Patents, and its customer lists and other records relating to the Trademarks or Patents and to the distribution of said products, to the Secured Party or its designee.

            The proceeds of any sale of Collateral, as well as any Collateral consisting of cash, shall be applied by the Secured Party as follows:

            FIRST, to the Secured Party to reimburse the Secured Party for that portion of the payments, if any, made by it with respect to Letters of Credit for which a Lender, as a participant in such Letter of Credit pursuant to
Section 2.18 of the Credit Agreement, failed to pay its pro rata share thereof as required pursuant to such Section 2.18;

            SECOND, to the payment of all reasonable costs and expenses incurred by the Secured Party in connection with such sale or otherwise in connection with this Agreement or any of the Secured Obligations, including, but not limited to, all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Secured Party hereunder on behalf of the Debtors and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

            THIRD, to the Secured Party to be held as cash collateral to the extent of the undrawn amount, if any, or outstanding Letters of Credit;

            FOURTH, pro rata to the payment in full of (i) principal and interest in respect of any Loans outstanding (pro rata as among the Lenders in accordance with the amounts of the Loans made by them pursuant to the Credit Agreement) and (ii) all unpaid monetary obligations of any Debtor to The Chase Manhattan Bank under the Rate Agreements;

            FIFTH, pro rata to the payment in full of all Secured Obligations (other than those referred to above) owed to the Lenders (pro rata as among the Lenders in accordance with their respective Commitments); and

            SIXTH, to the Debtors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

            4. Powers of Attorney. Concurrently with the execution and delivery hereof, each Debtor is executing and delivering to the Secured Party, in the form of


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

Exhibit 3 hereto, five originals of a Power of Attorney for the implementation of the assignment, sale or other disposal of the Trademarks and Patents as permitted by paragraphs 3(d) and (e) hereof and each Debtor hereby releases the Secured Party from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Secured Party under the powers of attorney granted herein, other than actions taken or omitted to be taken through the gross negligence or willful misconduct of the Secured Party.

            5. Security Interest Absolute. All rights of the Secured Party hereunder, the security interest granted to the Secured Party hereunder, and all obligations of the Debtors hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any other agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (iii) any exchange, release or nonperfection of any other Collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Secured Obligations, or (iv) any other circumstance which might otherwise constitute a defense available to, or discharge of, the Debtors, any of the Guarantors or any other obligor in respect of the Secured Obligations or in respect of this Agreement.

            6. No Waiver. No failure on the part of the Secured Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Secured Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Secured Party and the Lenders shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

            7. Binding Agreement; Assignments. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Debtors shall not be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or any cash or property held by the Secured Party as Collateral under this Agreement, except as contemplated by this Agreement or the Credit Agreement.

            8. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A

JURISDICTION OTHER THAN THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH DEBTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT EACH DEBTOR ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY, NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE SECURED PARTY OR ANY LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE SECURED PARTY OR ANY LENDER. EACH DEBTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH DEBTOR HEREBY WAIVES ANY OBJECTION WHICH SUCH PERSON MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH DEBTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PERSON AT THE ADDRESS SET FORTH IN THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON SUCH PERSON'S ACTUAL RECEIPT THEREOF.

            9. Notices. All communications and notices hereunder shall be in writing and given as provided in the Credit Agreement.

            10. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable the remaining provisions contained herein shall not in any way be affected or impaired.

            11. Section Headings. Section headings used herein are for convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

            12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Agreement shall be effective when a


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

counterpart which bears the signature of the Debtors shall have been delivered to the Secured Party.

            13. Termination. This Agreement and the security interest granted hereunder shall terminate when (a) all the Secured Obligations have been fully paid in cash, (b) the Lenders have no further commitment to make any Loans under the Credit Agreement, (c) the Secured Party shall have no further obligation to issue any Letters of Credit, and (d) The Chase Manhattan Bank has no further obligation to extend financial accommodations under any Rate Agreement, at which time the Secured Party shall execute and deliver to the Debtors all Uniform Commercial Code termination statements, terminations of assignment and similar documents which the Debtors shall reasonably request to evidence such termination; provided, however, that all indemnities of the Debtors contained in this Agreement shall survive, and remain operative and in full force and effect regardless of, the termination of this Agreement.


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

            IN WITNESS WHEREOF, the Debtors and the Secured Party have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    RECREATION VEHICLE PRODUCTS, INC.


                                    By
                                      ------------------------------------
                                      Name:
                                           -------------------------------
                                      Title:
-----------------------                     ------------------------------
Witness

                        Schedule A to Security Agreement

                            UNITED STATES TRADEMARKS

Trademark                     Reg. Date               Reg. No.
---------                     ---------               --------

                                     CANADA

                             REGISTERED TRADE-MARKS

                     Application         Registration
Trade-mark             Number               Number             Registration Date
----------           -----------         ------------          -----------------

                        Schedule B to Security Agreement

                              UNITED STATES PATENTS

Title                       Date Issued             Patent No.
-----                       -----------             ----------

                                CANADIAN PATENTS

Title                       Date Issued             Patent No.
-----                       -----------             ----------

                        Schedule C to Security Agreement

                                    LICENSES

                                      NONE

                                                              Exhibit 1 to
                                                              Security Agreement

                       CONDITIONAL ASSIGNMENT FOR SECURITY

                                    (PATENTS)

            WHEREAS, [Name of Debtor], a Delaware corporation (herein referred to as "Debtor"), owns the letters patent, and/or applications for letters patent, of the United States, more particularly described on Schedule 1-A annexed hereto as part hereof (the "Patents");

            WHEREAS, Debtor is obligated to The Chase Manhattan Bank, a New York banking corporation, as agent (referred to herein as the "Secured Party") for
(i) the lenders (the "Lenders") named in Schedules 2.01(a) and 2.01(b) of the Credit Agreement dated as of August 22, 1996 among Recreation Vehicle Products, Inc., the Guarantors at any time party thereto, the Lenders and the Secured Party (as amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement"; capitalized terms used herein and undefined shall have the respective meanings assigned to such terms in the Credit Agreement) and (ii) for itself as issuer of the Letters of Credit and party to the Rate Agreements, and Debtor has entered into a Security Agreement and Mortgage-Trademarks and Patents dated the date hereof (the "Agreement") in favor of Secured Party; and

            WHEREAS, pursuant to the Agreement, Debtor has granted to Secured Party, a security interest in, mortgage on, and conditional assignment of, all right, title and interest of Debtor in and to the Patents, together with any reissue, continuation, continuation-in-part or extension thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof for the full term of the Patents (the "Collateral"), to secure the prompt payment, performance and observance of the Secured Obligations, as defined in the Agreement;

            NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Debtor does hereby further grant to Secured Party a security interest in, and mortgage on, the Collateral and effective upon the occurrence and during the continuance of an Event of Default, to secure the prompt payment, performance and observance of the Secured Obligations.

            Debtor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in, mortgage on, and conditional assignment of, the Collateral made and granted hereby are more fully set forth in the Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

            Secured Party's address is 633 Third Avenue, New York, New York
10017.

            IN WITNESS WHEREOF, Debtor has caused this Conditional Assignment to be duly executed by its officer thereunto duly authorized as of the ____ day of ________, 199_.

                                    [Name of Debtor]


                                    By
                                      ------------------------------------
                                      Name:
                                            ------------------------------
                                      Title:
                                            ------------------------------

               SCHEDULE 1-A TO CONDITIONAL ASSIGNMENT FOR SECURITY

                                     PATENTS

Title                   Date Issued             Patent No.
-----                   -----------             ----------

                                                              Exhibit 2 to
                                                              Security Agreement

                       CONDITIONAL ASSIGNMENT FOR SECURITY

                                  (TRADEMARKS)

            WHEREAS, [Name of Debtor], a Delaware corporation (herein referred to as "Debtor"), has adopted, used and is using the trademarks listed on the annexed Schedule 2-A, which trademarks are registered in the United States Patent and Trademark Office (the "Trademarks");

            WHEREAS, Debtor is obligated to The Chase Manhattan Bank, a New York banking corporation, as agent (referred to herein as the "Secured Party") for
(i) the lenders (the "Lenders") named in Schedules 2.01(a) and 2.01(b) of the Credit Agreement dated as of August 22, 1996 among Recreation Vehicle Products, Inc., the Guarantors at any time party thereto, the Lenders and the Secured Party (as amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement"; capitalized terms used herein and undefined shall have the respective meanings assigned to such terms in the Credit Agreement) and (ii) for itself as issuer of the Letters of Credit and party to the Rate Agreements, and Debtor has entered into a Security Agreement and Mortgage-Trademarks and Patents dated the date hereof (the "Agreement") in favor of Secured Party; and

            WHEREAS, pursuant to the Agreement, Debtor has granted to Secured Party a security interest in, mortgage on, and conditional assignment of, all right, title and interest of Debtor in and to the Trademarks, together with the goodwill of the busi ness symbolized by the Trademarks and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the payment, performance and observance of the Secured Obligations, as defined in the Agreement;

            NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Debtor does hereby further assign unto Secured Party and grant to Secured Party a security interest in, and mortgage on, the Collateral and effective upon the occurrence and during the continuance of an Event of Default, to secure the prompt payment, performance and observance of the Secured Obligations.

            Debtor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to security interest in, mortgage on, and conditional assignment of, the Collateral made and granted hereby are more fully set forth in the Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

            Secured Party's address is 633 Third Avenue, New York, New York
10017.

            IN WITNESS WHEREOF, Debtor has caused this Conditional Assignment to be duly executed by its officer thereunto duly authorized as of the ____ day of _______, 199_.

                                    [Name of Debtor]


                                    By
                                      ------------------------------------
                                      Name:
                                            ------------------------------
                                      Title:
                                            ------------------------------

               SCHEDULE 2-A TO CONDITIONAL ASSIGNMENT FOR SECURITY

                                   TRADEMARKS

Trademark                     Reg. Date               Reg. No.
---------                     ---------               --------

                                                              Exhibit 3 to
                                                              Security Agreement

                            SPECIAL POWER OF ATTORNEY

STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )

            KNOW ALL MEN BY THESE PRESENTS, THAT [Name of Debtor], a
Delaware corporation with its principal office at [      ] (hereinafter called
"Debtor") hereby appoints and constitutes The Chase Manhattan Bank, a New York banking corporation, as agent (referred to herein as the "Secured Party") for
(i) the lenders (the "Lenders") named in Schedules 2.01(a) and 2.01(b) of the Credit Agreement dated as of August 22, 1996 among Recreation Vehicle Products, Inc., the Guarantors at any time party thereto, the Lenders and the Secured Party (as amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement"; capitalized terms used herein and undefined shall have the respective meanings assigned to such terms in the Credit Agreement) and (ii) for itself as issuer of the Letters of Credit and party to the Rate Agreements, its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of Debtor and upon the occurrence and during the continuance of an Event of Default:

                  1. For the purpose of assigning, selling, licensing or
            otherwise disposing of all right, title and interest of Debtor in and to any letters patent of the United States or Canada, any State or Province thereof, as applicable, or any other country or political subdivision thereof, and all registrations, recordings, reissues, continuations, continuations-in-part and extensions thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agree ments, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

                  2. For the purpose of assigning, selling, licensing or
            otherwise disposing of all right, title and interest of Debtor in and to any trademarks, trade names, trade styles and service marks, and all registrations, recordings, reissues, extensions and renewals thereof, and all pending applications there- for, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

                  3. To execute any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as Secured Party may in its sole discretion determine.

            This power of attorney is made pursuant to a Security Agreement and Mortgage - Trademarks and Patents, dated as of August 22, 1996, between Debtor and Secured Party and takes effect solely for the purposes of paragraphs 3(d) and (e) thereof and is subject to the conditions thereof and may not be revoked until the payment in full of all "Secured Obligations" as defined in such Security Agreement and Mortgage.

Dated: __________, 199_

[Corporate Seal]                              [Name of Debtor]


                                    By
                                      ------------------------------------
                                      Name:
                                            ------------------------------
                                      Title:
                                            ------------------------------

STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )

            On this day of ________, 199_, before me personally appeared      ,
to me known, who, being by me duly sworn, did depose and say that he resides at
     and that he is      of [Name of Debtor], the Delaware corporation described
in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was affixed pursuant to authority of the Board of Directors of said corporation, and that he signed his name thereto pursuant to such authority.


                                    ---------------------------
                                           Notary Public

                                    [Seal]


                                        3